UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2020

MMA Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001‑11981	52‑1449733
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 O’Donnell St, Suite 600,
Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(443) 263‑2900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Shares, no par value Common Stock Purchase Rights	Trading Symbol(s) MMAC MMAC	Name of each exchange on which registered Nasdaq Capital Market Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement

On March 12, 2020, the MMA Capital Holdings, Inc.’s (the “Company”) Board of Directors approved and the Company entered into a Second Amendment to Tax Benefits Rights Agreement (the “Second Amendment”) which amends the Tax Benefit Rights Agreement dated as of May 5, 2015 (the “Rights Agreement”), between the Company and Broadridge Corporate Issuers Solutions, Inc. (“Broadridge”), as rights agent, as amended by the First Amendment to Tax Benefits Rights Agreement dated January 1, 2019.  Broadridge also serves as the Company’s transfer agent.

The Second Amendment extends the Final Expiration Date (as defined in the Rights Agreement) from May 5, 2020 to May 5, 2023.  Except for the extension of the Final Expiration Date, the rights granted under the Rights Agreement are unchanged by the Second Amendment. For a complete description of the security, please refer to Exhibit 4.3 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on March 13, 2020.

Item 2.02        Results of Operations and Financial Condition

On March 13, 2020, the Company issued a press release announcing its financial results for the fiscal year ended December 31, 2019.  Separately, on March 17, 2020 the Company issued its updated investor presentation (including supplemental financial information) containing its financial results for the fiscal year ended December 31, 2019. The earnings release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information disclosed in “Item 2.02 Results of Operations and Financial Condition,” including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.03 Material Modification of Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01        Exhibits

10.1	Second Amendment to the Tax Benefits Rights Agreement dated March 12, 2020 between MMA Capital Holdings, Inc. and Broadridge Corporate Issuer Solutions, Inc. as rights agent.
99.1	Press Release dated March 13, 2020
99.2	Investor Presentation dated March 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMA Capital Holdings, Inc.

March 17, 2020	By:	/s/ Michael L. Falcone
Name: Michael L. Falcone
Title: Chief Executive Officer